SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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          Date of report (Date of earliest event reported): May 6, 2002

                                 Synopsys, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-19807               56-1546236
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(State or Other Jurisdiction     (Commission File           (IRS Employer
      of Incorporation)               Number)            Identification No.)



700 East Middlefield Road, Mountain View, California          94043-4033
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(Address of Principal Executive Offices)                      (Zip Code)

        Registrant's telephone number, including area code: 561-989-7000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On May 6, 2002, Synopsys, Inc. issued a press release entitled "Synopsys Expects Second Quarter Fiscal Year 2002 Earnings and Revenue Above Estimates." A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

Exhibit 99.1 Press release dated May 6, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2002



                                      SYNOPSYS, INC.
                                      (Registrant)


                                      By:    /s/ Steven K. Shevick
                                      Name:  Steven K. Shevick
                                      Title: Vice President--Investor Relations
                                             and Legal, General Counsel

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                                  EXHIBIT INDEX

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Exhibit 99.1 Press release dated May 6, 2002.